UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2015

UNITED TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

Hartford, Connecticut 06101

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (860) 728-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2015, United Technologies Corporation (“UTC”) and certain subsidiaries of UTC (collectively, the “Sellers”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Lockheed Martin Corporation (“Lockheed Martin”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Lockheed Martin will purchase from the Sellers all of the issued and outstanding shares of Sikorsky Aircraft Corporation and certain other entities comprising UTC’s Sikorsky business (collectively, “Sikorsky”) (the “Transaction”).

The purchase price for the Transaction is $9.0 billion in cash, subject to a working capital and net indebtedness adjustment.

The completion of the Transaction is subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other competition and regulatory approvals. The Transaction is not subject to approval by the stockholders of either party or to any financing contingency.

The Stock Purchase Agreement contains representations, warranties and covenants of the Sellers and Lockheed Martin customary for a transaction of this nature. Between the date of the Stock Purchase Agreement and the Closing Date, the Sellers have agreed to operate Sikorsky in the ordinary course of business consistent with past practice, to use reasonable best efforts to preserve intact Sikorsky’s business organizations and business relationships and to comply with certain other operating covenants.

The Stock Purchase Agreement provides UTC and Lockheed Martin with certain termination rights, including if the closing has not occurred on or prior to the date that is nine months from the date of the Stock Purchase Agreement, except that this date may be extended by either UTC or Lockheed Martin for up to an additional 120 days in circumstances where competition and other regulatory approvals have not yet been obtained.

A copy of the Stock Purchase Agreement is attached as Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement.

The representations and warranties and covenants set forth in the Stock Purchase Agreement have been made only for the purposes of the Stock Purchase Agreement and solely for the benefit of the parties to the Stock Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Stock Purchase Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties were made only as of the dates specified in the Stock Purchase Agreement. Accordingly, the Stock Purchase Agreement is included in this filing only to provide investors with information regarding the terms of the Stock Purchase Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Forward Looking Statements

This report includes “forward looking statements” concerning an anticipated transaction, its financial and business impact, management’s beliefs and objectives with respect thereto, the anticipated use of proceeds and management’s current expectations for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “confident” and other words of similar meaning in connection with a discussion of future operating or financial performance. It is uncertain whether the transaction announced will transpire, and if it is completed, what impact it will have on UTC’s results of operations and financial condition. These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the ability of the parties to satisfy the conditions precedent and consummate the anticipated transaction; the timing of consummation of the transaction; the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated; the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; future and estimated sales, earnings, cash flow, charges and expenditures; the timing and scope of anticipated share repurchases; the anticipated benefits of organizational changes, and the ability to realize opportunities for growth and innovation. The level of share repurchases depends on market conditions and the level of other investing activities and uses of cash. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the SEC filings submitted by UTC from time to time, including its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. The forward looking statements included in this press release are made only as of the date hereof. UTC undertakes no obligation to update the forward looking statements to reflect subsequent events or circumstances.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of July 19, 2015, by and among United Technologies Corporation, the other Sellers identified therein and Lockheed Martin Corporation.*

*	The schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. UTC agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: July 20, 2015	By:	/s/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of July 19, 2015, by and among United Technologies Corporation, the other Sellers identified therein and Lockheed Martin Corporation.*

*	The schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. UTC agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.